UPDATING SUMMARY PROSPECTUS FOR EXISTING INVESTORS May 1, 2025 Protective® Market Defender Annuity	Protective Life Insurance Company P.O. Box 10648 Birmingham, Alabama 35202-0648 Telephone: 1-800-456-6330 Fax: 205-268-6479 www.protective.com

This Updating Summary Prospectus summarizes key features of the Protective Market Defender Annuity Contract (the "Contract"). You should read this Updating Summary Prospectus carefully, particularly the section titled Important Information You Should Consider About the Contract.

The prospectus for the Protective Market Defender Annuity Contract contains more information about the Contract, including its features, benefits, and risks. You can find the prospectus and other information about the Contract online at www.protective.com/productprospectus. You can also obtain this information at no cost by calling 1-800-456- 6330 or by sending an email request to prospectus@protective.com.

The Contract is designed for investors who desire to accumulate capital on a tax deferred basis for retirement or other long term investment purposes, is not a short-term investment, and is not appropriate for an investor who needs ready access to cash. The Contract is a complex investment and involves risks, including potential loss of principal.

The maximum amount of percentage loss an investor could experience from negative Index Performance, after taking into account current Downside Protection, when an Indexed Segment is elected with a Floor of -20% to -5% during a Term.

We limit the amount an investor can earn (Crediting Method) on a particular Indexed Strategy. For Strategies with a Participation Rate, the lowest limit on Index gains that may be established is 100%. For Indexed Strategies with a Cap, the lowest limit on Index gains that may be established is 1%. The Participation Rate may be greater than but will never be less than 100% (the minimum Participation Rate). The Cap, if applicable to the Indexed Strategy, will place a limit on the positive performance of the reference Index that we will use to calculate the return of an Indexed Segment, and, in turn, limit the amount that may be credited to the investment in an Indexed Segment.

If you make a withdrawal from an Indexed Segment or surrender the Contract before the Segment Maturity Date, we calculate the Interim Value of the Segment(s). The Interim Value may be less than the Segment Investment and may be less than the amount you would receive had you held the investment until the Segment Maturity Date. Application of the Interim Value calculation may result in a reduction of the Segment Investment that is significantly larger than the withdrawal amount requested and could result in loss of principal and previously credited interest.

The Interim Value calculation reflects negative Index Performance between the Start Date and the calculation date but does not take into account positive Index Performance. Positive indexed interest is credited only on a Segment Maturity Date.

You also bear a risk of potential loss of principal and previously credited interest from the application of a Market Value Adjustment and withdrawal charge from withdrawals or surrender of the Contract. Withdrawals could result in taxes and tax penalties. The withdrawal charge percentage starts at 9% and decreases to zero after the first six (6) Contract Years (the withdrawal charge period). During the withdrawal charge period, we will apply a Market Value Adjustment. A negative result from the Market Value Adjustment formula reduces the amount you receive or your Contract Value, while a positive result from the Market Value Adjustment formula increases the amount you receive or your Contract Value. During the withdrawal charge period, application of the Market Value Adjustment to a withdrawal request or a surrender that exceeds the Free Withdrawal Amount could reduce the Contract Value to less than the amount protected by any applicable Floor(s). In extreme circumstances, the maximum percentage amount of potential loss resulting from an MVA decrease can be 90%.

The Protective Life Insurance Company's obligations under the Contract are subject to its financial strength and claims-paying ability.

Additional information about certain investment products, including registered index-linked annuities, has been prepared by the Securities and Exchange Commission's staff and is available at Investor.gov

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

SPECIAL TERMS	3
UPDATED INFORMATION ABOUT YOUR CONTRACT	5
IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT	5
APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT	10

SPECIAL TERMS

"We", "us", "our", "Protective Life", and "Company": refer to Protective Life Insurance Company. "You", "your" and "Owner" refer to the person(s) who has been issued a Contract.

Administrative Office: Protective Life Insurance Company, P.O. Box 10648, Birmingham, Alabama 35202-0648 (for Written Notice sent by U.S. postal service) or Protective Life Insurance Company, 2801 Highway 280 South, Birmingham, Alabama 35223 (for Written Notice sent by a nationally recognized overnight delivery service).

Annuity Date: The date as of which the Contract Value, less any applicable premium tax, is applied to an Annuity Option.

Annuity Option: The method you choose by which we will determine the amount, frequency and term of the annuity income payments beginning on the Annuity Date.

Business Day: Any day on which Protective Life is open for regular business and on which every Index used to determine any value under this Contract is compiled and published by its owner. A Business Day ends at 4 p.m. Eastern Time.

Cap: The maximum percentage of positive Index Performance that will be credited to a Segment over its Term.

Code: The Internal Revenue Code of 1986, as amended.

Contract: The Protective Market Defender Annuity.

Contract Anniversary: The same relative month and day as the Issue Date in each subsequent calendar year.

Contract Value: On any day before the Annuity Date, the sum of the value in the Declared Rate Account, plus the Segment values of all the Guaranteed Interest Segments, plus the Segment Values of all the Indexed Segments. Depending upon the date the Contract Value is being determined, the Segment Value of an Indexed Segment can be either its Interim Value or its Maturity Value.

Contract Year: The 12-month period beginning on the Issue Date or any Contract Anniversary.

Crediting Method: The specific interest credit calculation method(s), in the form of a Participation Rate and/or Cap, that applies to an Index Strategy.

Declared Rate Account: An account designed to receive and hold Purchase Payments and the Maturity Value of Segments until we receive further allocation instructions from you.

Downside Protection: The specific Floor applicable to an Indexed Strategy.

Floor: The maximum negative Index Performance that we may use to determine the Segment Return Amount. The Floor is the maximum Index percentage loss you can experience over the Segment's Term, even if negative Index Performance exceeds that percentage.

Free Withdrawal Amount: The amount may be withdrawn each Contract Year without being subject to the Market Value Adjustment or the withdrawal charge. The available free withdrawal amount is calculated for each withdrawal requested.

Guaranteed Interest Segment: A Segment that uses a Guaranteed Interest Strategy.

Guaranteed Interest Strategy: A Strategy where we credit a specified rate of interest declared in advance for a Segment that will not change during the Term of the Segment.

Index Performance: The measure of the percentage increase or decrease in the Indexed Strategy's reference Index between two points in time.

Indexed Segment: A Segment that uses an Indexed Strategy.

Indexed Strategy: A Strategy comprised of one of the Indices offered with your Contract, as well as specific Crediting Method(s) and Downside Protection.

Interim Value: The value of an Indexed Segment on any day other than its Start Date and its Maturity Date.

Issue Date: The date as of which we credit the initial Purchase Payment to the Contract and the date the Contract takes effect.

Market Value Adjustment ("MVA"): An adjustment we make to your Contract Value if you take a withdrawal, or to the amount we pay you if you surrender the Contract, during the withdrawal charge period. The MVA helps offset our costs and risks of owning fixed income and other investments used to back the guarantees under your Contract from the IWWU3 Date to the date you take a withdrawal or surrender the Contract. The MVA may be either negative or positive. This means that the MVA may decrease or increase the remaining Contract Value or the amount we withdraw from your Contract Value to pay your withdrawal request or the amount we pay you if you surrender the Contract.

Maturity Date: The date on which a Segment is scheduled to end.

Maturity Value: The value of a Segment on its Maturity Date.

Participation Rate: A specified percentage of Index Performance we use to calculate Segment Return Amount.

Purchase Payment: The amount(s) paid by the Owner and accepted by the Company as consideration for this Contract.

Qualified Contracts: Contracts issued in connection with retirement plans that receive favorable tax treatment under Sections 401, 408, 408A or 457 of the Code.

Qualified Plans: Retirement plans that receive favorable tax treatment under Sections 401, 408, 408A or 457 of the Code.

Segment: An allocation option under your Contract with a specific Term and Strategy to which you may allocate some or all of your Contract Value.

Segment Investment: The amount allocated initially to establish a Segment on its Start Date subsequently adjusted by any withdrawals from that Segment, including applicable withdrawal charges and Market Value Adjustments, if any.

Segment Return Amount: The amount added to, or subtracted from, your Segment Investment to determine your Interim Value on a Business Day or your Maturity Value on the Segment Maturity Date.

Segment Value: The value of a Segment at the end of each day. Depending upon the date, the Segment Value of an Indexed Segment can be either its Interim Value or its Maturity Value. For information on how we calculate the Segment Value, see "Segments using a Guaranteed Interest Strategy ("Guaranteed Interest Segment")" and "Segments using an Indexed Strategy ("Indexed Segment")."

Start Date: The date on which a Segment is established. They occur on the first and third Wednesday of each month, that is also a Business Day. If the first or third Wednesday of a month is not a Business Day, the Start Date will be the following Business Day.

Strategy: An Allocation Option with a specifically defined method for calculating the amount of interest credited to — or amount deducted from — Segments established using the Strategy. We offer two categories of Strategies: Guaranteed Interest Strategies and Indexed Strategies.

Surrender Value: The amount you are entitled to receive under the Contract in the event the Contract is terminated prior to the Annuity Date. The Surrender Value of the Contract is equal to: (1) the Declared Rate Account Value; (2) plus Guaranteed Interest Segment Values; (3) plus Indexed Interest Segment Values (Interim Value or Maturity Value, as applicable); (4) adjusted for any Market Value Adjustment; (5) less any withdrawal charge.

Term: The duration of a Segment which is generally the one (1) year period from the Segment Start Date to its Maturity Date.

Written Notice: A notice or request submitted in writing in a form satisfactory to the Company we receive at the Administrative Office via U.S. postal service or nationally recognized overnight delivery service. Please note that we use the term "written notice" in lower case to refer to a notice that we may send to you.

UPDATED INFORMATION ABOUT YOUR CONTRACT

The information in this section of the Updating Summary Prospectus is a summary of certain Contract features that have changed since the Prospectus dated May 1, 2024. This may not reflect all of the changes that have occurred since you entered into your Contract.

•  On December 31, 2024, Protective Life Insurance Company changed from a Tennessee corporation to a Nebraska corporation.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

FEES, EXPENSES, AND ADJUSTMENTS
Are There Charges or Adjustments for Early Withdrawals?	Yes. If you surrender or make a withdrawal from your Contract within the first six (6) Contract Years and before the Annuity Date, you will be assessed a withdrawal charge of up to 9% on the amount of the withdrawal minus the annual free withdrawal amount. The surrender charge starts at 9% and declines to 0% over six (6) years.
For example, assume you purchased a Contract with a single Purchase Payment of $100,000 and surrender the Contract during the first Contract Year. Your free withdrawal amount is $10,000 (10% x $100,000) and is not subject to a surrender charge. You will be assessed a surrender charge of up to $8,100 (9% x $90,000) on the remaining amount of your surrender request. This would be greater if there is a negative MVA, taxes, or tax penalties.
For additional information about charges for surrenders and early withdrawals, see CHARGES AND ADJUSTMENTS — Withdrawal Charge in the Prospectus.
If all or a portion of Contract Value is removed from an Investment Option or from the Contract before the expiration of a Term, we will apply an MVA which may be negative. In extreme circumstances, you could lose up to 90% of your investment due to the MVA.
For example, if you allocated $100,000 to an Investment Option with a 1-year Term and later withdraw the entire amount before the 1-year has ended, you could lose up to $90,000 or more of your investment (Free Withdrawal Amount included). This loss will be greater if you also have to pay a surrender charge, taxes, and tax penalties.
An MVA may apply if you take a withdrawal in excess of the free withdrawal amount or surrender the Contract, during the MVA period which is the first 6 Contract Years.
For additional information about an MVA, see CHARGES AND ADJUSTMENTS — Market Value Adjustment in the Prospectus.
Are there Transaction Charges?	No. There are no other transaction charges.
Are There Ongoing Fees and Expenses?

Yes. There is an implicit ongoing fee on the Indexed Strategies to the extent that your participation in Index gains is limited by us through the use of a Cap, Participation Rate, or some other rate or measure. This means that your returns may be lower than the Index's returns. In return for accepting this limit on Index gains, you will receive some protection from Index losses.

RISKS
Is There a Risk of Loss from Poor Performance?	Yes. You can lose money by investing in this Contract, including loss of principal. The maximum amount of percentage loss an investor could experience from negative Index Performance after taking into account current Downside Protection when an Indexed Strategy with a Floor is elected is -20% to -5% during a Term based on the Indexed Strategy elected.
We guarantee that the available Segment options will always include the following: (i) a Guaranteed Interest Strategy, and (ii) an Indexed Strategy with a Floor between 0% to -10%.
For additional information about the risk of loss, see PRINCIPAL RISKS OF INVESTING IN THE CONTRACT in the Prospectus.
Is this a Short-Term Investment?	No. This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Although you are permitted to take withdrawals or surrender the Contract, surrender charges and federal and state income taxes and tax penalties may apply.
Surrender charges may apply for up to six (6) years following your Purchase Payment. Withdrawals will reduce your Contract Value and death benefit.
Amounts removed from a Segment or from the Contract before the end of a Term may also result in negative Contract adjustment and loss of positive index performance.
Contract Value allocated to a Segment at the end of a Term, will be reallocated for a new Term based on the instructions we have on file, unless we are provided new reallocation instructions before the start of a new Term. If a particular Indexed Segment is no longer available for a new Term and you do not provide reallocation instructions, we will start a new Term using the Declared Rate Account which provides a rate of interest declared in advance and which we may change from time to time in our sole discretion.
The benefits of tax deferral also mean the Contract is less beneficial to investors with a short time horizon.
For additional information about the investment profile of the Contract, see PRINCIPAL RISKS OF INVESTING IN THE CONTRACT, CHARGES AND ADJUSTMENTS, FEDERAL TAX MATTERS, and TAXATION OF ANNUITIES IN GENERAL in the Prospectus.

RISKS
What Are the Risks Associated with Investment Options?	An investment in this Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Investment Options available under the Contract.
Each Investment Option has its own unique risks.
You should review the available Segments and consult with your financial professional before making an investment decision.
The Participation Rate and/or Cap Rate will limit positive Index returns (e.g. limit to upside returns). This may result in you earning less than the Index return. Here are a few examples. For a Strategy with a Cap of 5%, if the Index Performance was 10% at the end of the Term, we will credit interest of 5% (equal to the Cap since the Index Performance is greater than the Cap). For a Strategy has both a Participation Rate and a Cap, the Participation Rate will be 100% (which means there is no limit to the amount of credited interest) and the Cap is 5%, if Index Performance was 10% at the end of the Term, we will credit interest of % (equal to the Cap since the Index Performance was greater than the Cap).
The Floor will limit negative Index Returns (e.g. limited protection in the case of market declines). Here is an example. For a Strategy with a -5% Floor, if the Index Performance was -25% at the end of the Term, we will credit -5% (even though the Index Performance loss exceeded that rate).
Currently we offer several Indexed Strategies that calculate performance based on the S&P 500® Price Return Index ("S&P 500 Index") and the MSCI EAFE Price Return Index ("MSCI EAFE Index"). The Indexes are price return indexes, not total return indexes, and therefore do not reflect dividends paid on the securities comprising the Index and therefore the Index Performance under the Contract does not reflect the full investment performance of those securities.
For additional information about the risks associated with Investment Options, see PRINCIPAL RISKS OF INVESTING IN THE CONTRACT in the Prospectus.
What Are the Risks Related to the Insurance Company?	An investment in the Contract is subject to the risks related to the Company. Any obligations (including under the fixed options and index-linked options), guarantees, or benefits under the Contract are subject to the claims-paying ability of the Company. More information about the Company, including its financial strength ratings, is available upon request at no charge by calling us at 1-800-456-6330 or writing us at the address shown on the cover page.
For additional information about Company risks, see PRINCIPAL RISKS OF INVESTING IN THE CONTRACT and THE COMPANY AND INVESTMENT OPTIONS in the Prospectus.

RESTRICTIONS
Are There Restrictions on the Investment Options?	Yes. We offer several index-linked Investment Options (each an Indexed Strategy) and a Guaranteed Interest Strategy that have a specific Term. You may not transfer all or part of the value of an existing Segment, during its Term, to any other Segment.
We reserve the right to add, remove, or substitute a particular Indexed Strategy upon, or prior to, renewal. You will receive prior notification.
In addition, for an existing Indexed Strategy the Participation Rate, Cap, and Floor may be different for a new Term but will be subject to any contractual minimum guarantees.
For additional information about Investment Options, see THE COMPANY AND INVESTMENT OPTIONS — Index-Linked Options in the Prospectus.
Are There any Restrictions on Contract Benefits?	No.
TAXES
What Are the Contract's Tax Implications?	You should consult with a qualified tax advisor regarding the federal tax implications of an investment in, payments received under, and other transactions in connection with this Contract.
If you purchase the Contract through a tax-qualified plan or individual retirement arrangement (IRA), you do not get any additional tax deferral. Generally, all earnings on the investments underlying the Contract are tax-deferred until distributed or deemed distributed. A distribution from a non-Qualified Contract, which includes a surrender, withdrawal, payment of a death benefit, or annuity income payments, will generally result in taxable income if there has been an increase in the Contract Value. In the case of a Qualified Contract, a distribution generally will result in taxable income even if there has not been an increase in the Contract Value. In certain circumstances, a 10% additional tax may also apply if the Owner takes a withdrawal before age 59 1/2. All amounts includable in income with respect to the Contract are taxed as ordinary income; no amounts are taxed at the special lower rates applicable to long term capital gains and corporate dividends.
For additional information about tax implications, see FEDERAL TAX MATTERS and TAXATION OF ANNUITIES IN GENERAL in the Prospectus.
CONFLICTS OF INTEREST
How Are Investment Professional Compensated?	We pay compensation, in the form of commissions, non-cash compensation, and asset-based compensation, to broker-dealers in connection with the promotion and sale of the Contracts. A portion of any payments made to the broker-dealers may be passed on to their registered representatives in accordance with their internal compensation programs. The prospect of receiving, or the receipt of, asset-based compensation may provide broker-dealers and/or their registered representatives with an incentive to recommend initial or continued investment in the Contracts over other variable insurance products (or other investments). You may wish to take such compensation arrangements into account when considering and evaluating any recommendation relating to the Contracts.
For additional information about compensation, see DISTRIBUTION OF THE CONTRACTS in the Prospectus.

CONFLICTS OF INTEREST
Should I Exchange My Contract?	Some investment professionals may have a financial incentive to offer you a new contract in place of the contract you already own. You should only exchange your current contract if you determine, after comparing the features, fees, and risks of both contracts, and any fees or penalties to terminate the existing contract, that it is better for you to purchase the new contract rather than continue to own your existing contract.
For additional information about exchanges, see TAXATION OF ANNUITIES IN GENERAL — Exchanges of Annuity Contracts in the Prospectus.

APPENDIX:
INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT

The following is a list of Indexed Strategies currently available under the Contract. We may change the features of the Indexed Strategies listed below (including the Index and the current limits on Index gains and losses), offer new Indexed Strategies, and terminate existing Indexed Strategies. We will provide you with written notice before making any changes other than changes to current limits on Index gains. Information about current limits on Index gains is available at https://Protective.onlineprospectus.net/Protective/ md/?ctype=custom_1.

Note: If amounts are removed from an Indexed Strategy before the end of its Term, we may apply a Market Value Adjustment. This may result in a significant reduction on your Contract Value that could exceed any protection from Index loss that would be in place if you held the option under the end of the Term.

Index	Type of Index	Term	Index Crediting Methodology	Current Limit on Index Loss (if held until end of Term)	Minimum Limit on Index Gain (for the life of the Strategy)
S&P 500 Price Return Index*	This is a market index comprised of equity securities issued by large-capitalization U.S. companies.	1-Year	point-to-point	-5% Floor	2% Cap Rate 100% Participation Rate
MSCI EAFE Price Return Index*	This is a market index comprised of equity securities of large and mid-cap companies across developed markets in countries around the world.	1-Year	point-to-point	-5% Floor	2% Cap Rate 100% Participation Rate
S&P 500 Price Return Index*	This is a market index comprised of equity securities issued by large-capitalization U.S. companies.	1-Year	point-to-point	-10% Floor	3% Cap Rate 100% Participation Rate
MSCI EAFE Price Return Index*	This is a market index comprised of equity securities of large and mid-cap companies across developed markets in countries around the world.	1-Year	point-to-point	-10% Floor	3% Cap Rate 100% Participation Rate

Index	Type of Index	Term	Index Crediting Methodology	Current Limit on Index Loss (if held until end of Term)	Minimum Limit on Index Gain (for the life of the Strategy)
S&P 500 Price Return Index*	This is a market index comprised of equity securities issued by large-capitalization U.S. companies.	1-Year	point-to-point	-20% Floor	5% Cap Rate 100% Participation Rate
MSCI EAFE Price Return Index*	This is a market index comprised of equity securities of large and mid-cap companies across developed markets in countries around the world.	1-Year	point-to-point	-20% Floor	5% Cap Rate 100% Participation Rate

*  The Indexes are price return indexes, not total return indexes, and therefore do not reflect dividends paid on the securities composing the Index. In addition, Index performance under the Contract does not reflect full investment performance of those securities.

We guarantee that the available Indexed Strategy options will always include at least one Indexed Strategy with a Floor between 0% and -10%.

For Indexed Strategies with a Participation Rate, the lowest limit on Index gains that may be established is 100%. For Indexed Strategies with a Cap, the lowest limit on Index gains that may be established is 1%. For Strategies with both a Participation Rate and a Cap, the lowest limit on Index gains that may be established for the Participation Rate is 100% and for the Cap is 1%.

The following is information for the Fixed Options available under the Contract. We may change the features of the Fixed Options listed below, offer new Fixed Options, and terminate existing Fixed Options. We will provide you with written notice before doing so.

Note: If amounts are withdrawn from a Fixed Option before the end of its Term, we may apply a Market Value Adjustment. This may result in a significant reduction in your Contract Value.

Name	Term	Minimum Guaranteed Interest Rate
Declared Rate Account	N/A	1%
Guaranteed Interest Strategy	1 Year	1%

This Updating Summary Prospectus incorporates by reference the Protective Market Defender Annuity Contract's Prospectus and Statement of Additional Information (SAI), both dated May 1, 2025, as amended or supplemented. The SAI may be obtained, free of charge, in the same manner as the Prospectus.

EDGAR Contract Identifier: C000256986